UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 31, 2007

URON INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-52015	47-0848102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 West Broadway
Council Bluffs, Iowa 51501
(Address of principal executive offices) (Zip Code)

(712) 322-4020
(Registrant’s telephone number, including area code)

9449 Science Center Drive
New Hope, MN 55428
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

The purpose of this amendment to current report on Form 8-K/A is to more accurately reflect certain expenses related to the merger and certain equity presentations contained in the unaudited pro forma combined financial statements of URON Inc. and Wyoming Financial Lenders, Inc., originally contained in the current report on Form 8-K filed with the SEC on January 7, 2008. As a result, URON Inc. is filing amended and restated pro forma financial statements as Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Shell Company Transactions. The registrant is filing pro forma financial information as Exhibit 99.2 to this current report. This exhibit number corresponds to the exhibit number previously used to provide pro forma financial information in the original January 7, 2008 current report which is being amended under this Form 8-K/A.

(d) Exhibits.

Exhibit	Description
99.2	Unaudited Proforma Combined Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URON INC.:
(Registrant)
Date: April 1, 2008	By:	/s/ Christopher Larson
Christopher Larson
Title: Chief Executive Officer

581310

EXHIBIT INDEX

99.2 Unaudited Proforma Combined Financial Statements.